                   SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C. 20549

                         ----------------------

                              FORM 8-K/A-1

                             CURRENT REPORT

                 PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES EXCHANGE ACT OF 1934

  Date of Report (Date of the earliest event reported): June 30, 1998

                     Commission File Number 0-14973

                               UNICO, INC.
  --------------------------------------------------------------------
           (Exact name of registrant as specified in charter)

             New Mexico                                  85-0270072
  --------------------------------------------------------------------
   (State or other jurisdiction of                      IRS Employer
    incorporation or organization)                   Identification No.


  2925 Bayview Drive, Fremont, California                    94538
  --------------------------------------------------------------------
  (Address of Principal Executive Offices)                 (Zip Code)

  Registrant's telephone number, including area code:     510/770-3990


                                   N/A
  ---------------------------------------------------------------------
     (Former Name or Former Address, if Changed Since Last Report.)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

In partial conformance to Item 7(a and b), the Registrant is filing UNAUDITED financial statements and pro-forma of the acquired business, Starlicon International Corporation (Starlicon), as an amendment to the Form 8-K, originally filed on June 30, 1998.

As the acquired company, Starlicon was incorporated within two years of the June 30, 1998 acquisition, and as Starlicon acquired significant assets of Relialogic Technology Corporation (Relialogic), Starlicon may be considered a successor company to Relialogic. In partial conformance to APB 16, the UNAUDITED financial statements of Relialogic are also filed and included herewith.

The requirements of both Item 7 of the SEC Form 8-K and APB 16 are the filing of audited financial statements. Registrant's accountants advised Registrant that, in light of the volume of audit work, it was not possible to complete the audits within 60 days of the filing of the original 8-K. The filing of the audited financial statements will be made upon completion of the audit, on or before September 30, 1998, on Form 8-K/A-2.

The Registrant expects that the audited financial statements, when completed, will have an unqualified opinion by the auditors.

Exhibit 27.1  --  Unaudited financial statements and pro-formas of
                  Starlicon International Corporation (Starlicon)

Exhibit 27.2  --  Unaudited financial statements and pro-formas of
                  Relialogic Technology Corporation (Relialogic)


Exhibit 99.1  --  Letter to Mr. Roger Schwall; Assistant Director; Office 4;
                  Division of Corporation Finance; U.S. Securities and Exchange Commission.

EXHIBIT 99.1
[Paradise Innovations, Inc. Stationery]



September 15, 1998


Mr. Roger Schwall
Assistant Director, Region 4
Division of Corporation Finance
U.S. Securities Exchange Commission
450 5th Street NW
Washington, DC  20549



Dear Mr. Schwall,


Attached is the unaudited financial statements and pro-formas on SEC Form 8-K/A for Starlicon International (Starlicon), which was acquired by Unico, Inc. Since Starlicon was incorporated in less than two years prior to its acquisition, it may be considered a successor company to Relialogic Technology Corporation (Relialogic). In accordance with APB 16, the unaudited financial statements and pro-formas for Relialogic are also included.

We are filing unaudited financial statements because the audits are in the final stages and will be completed no later than September 30th, 1998. In order to provide full and reliable disclosure, our auditors are conducting thorough audits of three companies, Unico, Inc., Starlicon and Relialogic. It has not been humanly possible to complete the audit in the required time.

As soon as the audits are completed, no later than September 30th, the Registrant will file another Form 8-K/A with the audited financial statements and pro-formas.




Sincerely,

/s/ Henry Tang

Henry Tang
Vice President
Finance and Operations

EXHIBIT 27.1 - STARLICON INTERNATIONAL CORPORATION
               UNAUDITED FINANCIAL STATEMENTS AND PRO-FORMAS






     STARLICON INTERNATIONAL CORPORATION
     FINANCIAL STATEMENTS
     JUNE 30, 1997 AND 1998

     TABLE OF CONTENTS




Balance Sheets                                         4-5

Statements of Operations and Retained Earnings
(Accumulated Deficit)                                    6

Statements of Cash Flows                                 7

     STARLICON INTERNATIONAL CORPORATION
     Balance Sheets
     June 30, 1997 and 1998

     ASSETS
     (Dollars In Thousands)

                                                 1997           1998

Current Assets
Cash                                         $              $     30
Accounts receivable, less $30 and $84
 allowances for doubtful accounts and
 returns, allowances and discounts in 1998        721          1,034
Inventories                                        13            434
Prepaid expenses                                    9              4
                                               -------        -------
   Total current assets                           743          1,502
                                               -------        -------
Property and Equipment
 Furniture and equipment                           10             38
 Leasehold improvements                             9             25
                                               -------        -------
                                                   19             63
Accumulated depreciation                            1             11
                                               -------        -------
                                                   18             52
Trademark, less $24
 accumulated amortization                                        106
Due from Luna                                                     26
Due from Hwang                                                    17
Hwang note                                                       116
                                               -------        -------
                                                                 265
                                               -------        -------
                                            $     761       $  1,819
                                             =========      =========

     STARLICON INTERNATIONAL CORPORATION
     Balance Sheets
     June 30, 1997 and 1998

     LIABILITIES AND STOCKHOLDERS' EQUITY
     (Dollars In Thousands)

                                             1997              1998

Current Liabilities
Bank overdrafts                              $      48      $   211
Accounts payable                                   109          433
Deferred revenues                                               210
Due RTC                                                          32
Due Yin                                                         100
Accrued payroll                                                  25
                                             ---------      -------
  Total current liabilities                        157        1,011
                                             ---------      -------

Commitments and contingencies


Stockholders' Equity
Common stock, no par value 1,000,000
 shares authorized, 1,000 shares issued            600          600
Additional paid-in-capital                                      728
Retained earnings (Accumulated deficit)              4         (520)
                                             ---------       -------
Total stockholders' equity                         604          808
                                             ---------       -------
                                             $     761      $ 1,011
                                             =========       =======

     STARLICON INTERNATIONAL CORPORATION
     Statements of Operations and Retained Earnings
      (Accumulated Deficit)
     Nine Months Ended June 30, 1997 and Year Ended June 30, 1998
     (Dollars In Thousands)

                                             1997           1998

Net sales                               $  15,058      $  24,638
Cost of goods sold                         14,844         24,229
                                        ---------      ---------
Gross profit                                  214            409
                                        ---------      ---------
Salaries and wages                            128            498
Rent                                           17             50
Trademark amortization                                        24
Other expenses                                 67            369
                                        ---------      ---------
                                              212            941
                                        ---------      ---------
Operating income (loss)                         2           (532)
Interest income                                 2              8
                                        ---------      ---------
Net income (loss)                               4           (524)
Retained earnings-beginning of period         Nil              4
                                        ---------      ---------
Retained earnings (Accumulated deficit)
-end of period                          $       4     $     (520)
                                        =========      =========

     STARLICON INTERNATIONAL CORPORATION
     Statements of Cash Flows
     Nine Months Ended June 30, 1997 and Year Ended June 30, 1998
     (Dollars In Thousands)

                                                  1997           1998

Operating cash flows
Net income (loss)                            $       4      $    (532)
Depreciation and amortization                        1             30
Receivables change                                (721)          (313)
Inventory change                                   (13)           (70)
Prepaid expenses change                             (9)            74
Accounts payable change                            109            (28)
Deferred revenues change                                           65
Accrued payroll change                                             25
                                             ----------     ----------
Cash used by operations                           (629)          (749)
                                             ----------     ----------

Investing cash flows
Property acquisitions                               19              1
Luna advance                                                       26
Other assets                                                        4
Paradise cash acquired                                            (42)
                                             ----------     ----------
Cash used (provided) by investing activities        19            (11)
                                             ----------     ----------

Financing cash flows
Common stock issued                                600              0
RTC receivables collected                                         588
Yin advances                                                      100
Shareholders' capital contribution                                 40
Reduction in due RTC                                             (123)
Bank overdrafts                                     48            163
                                             ----------     ----------
Cash provided by financing activities              648            768
                                             ----------     ----------


Change in cash                                     Nil             30
Cash - beginning of period                         Nil            Nil
                                             ----------     ----------
Cash - end of period                         $     Nil      $      30
                                             ==========     ==========

EXHIBIT 27.2 - RELIALOGIC TECHNOLOGY CORPORATION
               UNAUDITED FINANCIAL STATEMENTS AND PRO-FORMAS



     RELIALOGIC TECHNOLOGY CORPORATION
     FINANCIAL STATEMENTS
     JULY 31, 1997

     TABLE OF CONTENTS




Balance Sheet                                               9-10

Statement of Operations and Accumulated Deficit               11

Statement of Cash Flows                                       12

     RELIALOGIC TECHNOLOGY CORPORATION
     Balance Sheet
     July 31, 1997


     ASSETS


Current Assets
Cash                                                   $   41,689
Accounts receivable less $30,000 allowance for
 doubtful accounts                                        588,494
Inventory                                                 351,390
Due from officers                                          17,163
Prepaid expenses                                           18,872
                                                       -----------
   Total current assets                                 1,017,608

Property and Equipment
Equipment                                                  49,138
Leasehold improvements                                     20,092
                                                       -----------
                                                           69,230
Accumulated depreciation and amortization                  25,986
                                                       -----------
                                                           43,244
                                                       -----------

Other receivables                                          32,502
Hwang note                                                109,444
Trademark net of $20,000 in accumulated amortization      130,000
                                                       -----------

                                                          271,946
                                                       -----------

                                                       $1,332,798
                                                       ===========

     RELIALOGIC TECHNOLOGY CORPORATION
     Balance Sheet
     July 31, 1997

     LIABILITIES AND STOCKHOLDER'S EQUITY


Current Liabilities
Accounts payable                                  $  452,326
Due Osicom                                           125,245
Due others                                             8,775
Deferred revenue                                     145,000
                                                  -----------
  Total current liabilities                          731,246
                                                  -----------

Commitments and contingencies

Stockholder's Equity
Common stock, no par value
 1,000,shares authorized, 1,000 issued                 6,189
Additional-paid-in-capital                           944,044
Accumulated deficit                                 (348,781)
                                                  -----------
Total stockholder's equity                           601,452
                                                  -----------

                                                  $1,332,798
                                                  ===========

     RELIALOGIC TECHNOLOGY CORPORATION
     Statement of Operations and Accumulated Deficit
     Ten Months Ended July 31, 1997



Net sales                                         $2,840,714
Cost of goods sold                                 2,230,347
                                                  -----------
Gross margin                                         610,367
                                                  -----------
Expenses
Professional fees                                     39,333
Salaries and wages                                   172,222
Travel and entertainment                             110,340
Depreciation and amortizatione                       298,662
Telephone                                             27,594
Other                                                 93,815
                                                  -----------
                                                     741,966
                                                  -----------

Net loss                                             131,599
Accumulated deficit-beginning of period              217,182
                                                  -----------
Accumulated deficit-end of period                 $  348,781
                                                  ===========

     RELIALOGIC TECHNOLOGY CORPORATION
     Statement of Cash Flows
     Ten Months Ended July 31, 1997


Operating cash flows
Net loss                                               $(131,599)
Adjustments to reconcile net loss
    to cash provided by operations
Depreciation and amortization                            298,662
Changes in operating assets
 Accounts receivable                                     (72,157)
 Accounts payable                                         67,523
 Inventory                                              (270,962)
 Prepaid expenses                                        (12,572)
 Accrued expenses                                         (8,108)
 Deferred revenue                                        145,000
                                                       ----------

Cash provided by operations                               15,787
                                                       ----------
Investing cash flows
Property acquisitions                                     30,887
Trademark purchase                                       150,000
Other assets                                             (41,554)
                                                       ----------

Cash used by investing activities                        139,333
                                                       ----------
Financing cash flows
Osicom advances                                          125,245
                                                       ----------
Cash provided by financing activities                    125,245

Increase in cash                                           1,699
Cash - beginning of period                                39,990
                                                       ----------
Cash - end of period                                   $  41,689
                                                       ==========

                               SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNICO, INC.

Date:     September 15, 1998               BY:   /s/ Fynna Bernardez
                                         NAME:   FYNNA BERNARDEZ
                                        TITLE:   Secretary